Exhibit (h.16)

Exhibit A

iShares Trust

Bloomberg Barclays MSCI Global Green Bond Select (USD Hedged) Index

Bloomberg Barclays MSCI US Aggregate ESG Focus Index

Bloomberg Barclays MSCI US Corporate 1-5 Year ESG Focus Index

Bloomberg Barclays MSCI US Corporate ESG Focus Index

Bloomberg Barclays MSCI US Universal Choice ESG Screened Index

MSCI AC Asia ex Japan Index

MSCI ACWI

MSCI ACWI Diversified Multiple-Factor Index

MSCI ACWI ex USA 100% Hedged to USD Index

MSCI ACWI ex USA IMI

MSCI ACWI ex USA Index

MSCI ACWI Low Carbon Target Index

MSCI ACWI Sustainable Impact Index

MSCI All Argentina 25/50 Index

MSCI All Ireland Capped Index

MSCI All Kuwait Select Size Liquidity Capped Index

MSCI All Peru Capped Index

MSCI All Qatar Capped Index

MSCI All UAE Capped Index

MSCI Australia 100% Hedged to USD Index

MSCI Brazil Small Cap Index

MSCI Canada 100% Hedged to USD Index

MSCI China A Inclusion Index

MSCI China Index

MSCI China Small Cap Index

MSCI Denmark Investable Market Index (IMI) 25/50

MSCI EAFE Adaptive Hedge to USD Index

MSCI EAFE Choice ESG Screened Index

MSCI EAFE Extended ESG Focus Index

MSCI EAFE Minimum Volatility (USD) Index

MSCI EAFE Small Cap 100% Hedged to USD Index

MSCI EAFE® 100% Hedged to USD Index

MSCI EAFE® Growth Index

MSCI EAFE® IMI

MSCI EAFE® Index

MSCI EAFE® Small Cap Index

MSCI EAFE® Value Index

MSCI EM Extended ESG Leaders 5% Issuer Capped Index

MSCI Emerging Markets Choice ESG Screened 5% Issuer Capped Index

MSCI EMU 100% Hedged to USD Index

MSCI Europe Financials Index

MSCI Europe Investable Market Index (IMI)

MSCI Europe Minimum Volatility (USD) Index

MSCI Europe Small Cap Index

MSCI Finland Investable Market Index (IMI) 25/50

MSCI Germany 100% Hedged to USD Index

MSCI Germany Small Cap Index

MSCI India Index

MSCI India Small Cap Index

MSCI Indonesia IMI 25/50 Index

MSCI Italy 25/50 100% Hedged to USD Index

MSCI Japan 100% Hedged to USD Index

MSCI Japan Equal Weighted Index (USD)

MSCI Japan Minimum Volatility (USD) Index

MSCI Japan Value Index (USD)

MSCI KLD 400 Social Index MSCI Kokusai Index

MSCI Korea 25/50 100% Hedged to USD Index

MSCI Mexico Investable Market Index (IMI) 25/50 100% Hedged to USD

MSCI New Zealand Investable Market Index (IMI) 25/50

MSCI Norway Investable Market Index (IMI) 25/50

MSCI Pacific Investable Market Index (IMI)

MSCI Philippines IMI 25/50 Index

MSCI Poland Investable Market Index (IMI) 25/50

MSCI Saudi Arabia Investable Market Index (IMI) 25/50

MSCI Spain 25/50 100% Hedged to USD Index

MSCI Switzerland 25/50 100% Hedged to USD Index

MSCI United Kingdom 100% Hedged to USD Index

MSCI United Kingdom Index

MSCI United Kingdom Small Cap Index

MSCI USA Diversified Multiple-Factor Index

MSCI USA Choice ESG Screened Index

MSCI USA Enhanced Value Index

MSCI USA Extended ESG Focus Index

MSCI USA Extended ESG Leaders Index

MSCI USA Extended ESG Select Index

MSCI USA Low Size Index

MSCI USA Mid Cap Diversified Multiple-Factor Index

MSCI USA Minimum Volatility (USD) Index

MSCI USA Momentum SR Variant Index

MSCI USA Sector Neutral Quality Index

MSCI USA Small Cap Diversified Multiple-Factor Index

MSCI USA Small Cap Extended ESG Focus Index

MSCI USA Small Cap Minimum Volatility (USD) Index

MSCI World ex USA Diversified Multiple-Factor Index

MSCI World ex USA Enhanced Value Index

MSCI World ex USA Investable Market Index

MSCI World ex USA Low Size Index

MSCI World ex USA Momentum Index

MSCI World ex USA Sector Neutral Quality Index

MSCI World ex USA Small Cap Diversified Multiple-Factor Index

iShares, Inc.

MSCI ACWI Minimum Volatility (USD) Index

MSCI ACWI Select Agriculture Producers Investable Market Index (IMI)

MSCI ACWI Select Energy Producers Investable Market Index (IMI)

MSCI ACWI Select Gold Miners Investable Market Index (IMI)

MSCI ACWI Select Metals & Mining Producers ex Gold & Silver Investable Market Index (IMI)

MSCI ACWI Select Silver Miners Investable Market Index (IMI)

MSCI All Colombia Capped Index

MSCI Australia Index

MSCI Austria Investable Market Index (IMI) 25/50

MSCI Belgium Investable Market Index (IMI) 25/50

MSCI Brazil 25/50 Index

MSCI BRIC Index

MSCI Canada Custom Capped Index

MSCI Chile Investable Market Index (IMI) 25/50

MSCI EM Asia Custom Capped Index

MSCI Emerging Markets 100% Hedged to USD Index

MSCI Emerging Markets Diversified Multiple-Factor Index

MSCI Emerging Markets Extended ESG Focus Index

MSCI Emerging Markets IMI

MSCI Emerging Markets Index

MSCI Emerging Markets Minimum Volatility (USD) Index

MSCI Emerging Markets Small Cap Index

MSCI EMU Index

MSCI France Index

MSCI Frontier and Emerging Markets Select Index

MSCI Germany Index

MSCI Hong Kong 25/50 Index

MSCI Israel Capped Investable Market Index (IMI)

MSCI Italy 25/50 Index

MSCI Japan Index

MSCI Japan Small Cap Index

MSCI Korea 25/50 Index

MSCI Malaysia Index

MSCI Mexico Investable Market Index (IMI) 25/50

MSCI Netherlands IMI 25/50 Index

MSCI Pacific ex Japan Index

MSCI Russia 25/50 Index

MSCI Singapore 25/50 Index

MSCI South Africa 25/50 Index

MSCI Spain 25/50 Index

MSCI Sweden 25/50 Index

MSCI Switzerland 25/50 Index

MSCI Taiwan 25/50 Index

MSCI Thailand Investable Market Index (IMI) 25/50

MSCI Turkey IMI 25/50 Index

MSCI USA Equal Weighted Index

MSCI World Index